UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 16, 2025

Celularity Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38914	83-1702591
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

170 Park Ave Florham Park, New Jersey	07932
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (908) 768-2170

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value per share	CELU	The Nasdaq Stock Market LLC
Warrants, each exercisable for one-tenth of one share of Class A Common Stock at an exercise price of $11.50 per share	CELUW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As reported by Celularity Inc., or Celularity, in its Form 12b-25 Notification of Late Filing with the Securities and Exchange Commission on March 31, 2025, Celularity was unable to file its Annual Report on Form 10-K for the year ended December 31, 2024, or the 2024 Form 10-K, within the prescribed time period. The extension provided under Rule 12b-25 expired on April 15, 2025.

On April 16, 2025, Nasdaq provided formal notice to Celularity that as a result of Celularity’s failure to timely file its 2024 Form 10-K, it no longer complied with the continued listing requirements under the timely filing criteria outlined in Nasdaq Listing Rule 5250(c)(1). Nasdaq’s notice has no immediate effect on the listing of Celularity’s common stock and warrants, which continue to trade on the Nasdaq Capital Market under the symbols “CELU” and “CELUW”, respectively.

Celularity is required to submit to Nasdaq a plan to regain compliance within 60 calendar days, or by June 16, 2025, and if accepted, Celularity has a period of 180 calendar days from the 2024 Form 10-K due date, or until October 13, 2025, to implement the plan to regain compliance.

Celularity is actively working to file the 2024 Form 10-K as soon as possible and we currently expect to file the 2024 Form 10-K imminently. If necessary, Celularity intends to submit a plan to Nasdaq within the 60-day period and will evaluate available options to regain compliance within the compliance period. However, there can be no assurance that Celularity will regain compliance within the compliance period or maintain compliance with the other Nasdaq listing requirements. If it appears to Nasdaq that Celularity will not be able to cure the deficiency, or if Celularity is otherwise not eligible, Nasdaq will provide notification that Celularity’s common stock will be subject to delisting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CELULARITY INC.
Dated: April 23, 2025
	By:	/s/ Robert J. Hariri
	Name:	Robert J. Hariri, M.D., Ph.D.
	Title:	Chairman and CEO

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